August 15, 2006


Complete Tower Sources, Inc.
715 Vatican Road
Carencro, LA   705020
Attn:  Lori Mitchell

Mitchell Site Acq., Inc.
119 Veterinarian Road
Lafayette, LA   70507
Attn: Matthew Mitchell


     Re: Stock Purchase Agreement (the "CTSI Stock Purchase Agreement"), dated June 20, 2006, by and among Ayin Holding Company Inc. ("Purchaser"), Complete Tower Sources, Inc. ("CTSI"), and Lori H. Mitchell, sole shareholder of CTSI, as amended by that certain letter agreement, dated June 20, 2006, by and among Purchaser, Sellers, CTSI and Mitchell Site Acq., Inc. (the "First Letter Agreement");

          Stock Purchase Agreement (the "MSAI Stock Purchase Agreement"), dated June 20, 2006, by and among Purchaser, Mitchell Site Acq., Inc. ("MSAI"), and Matthew B. Mitchell, sole shareholder of MSAI, as amended by the First Letter Agreement;

          The foregoing agreements are referred to collectively as the "Purchase Agreements." Lori Mitchell and Matthew Mitchell are referred to collectively as the "Sellers."

Ladies and Gentlemen:

     This closing letter agreement is being delivered in connection with the Purchase Agreements and sets forth the agreement of the parties on certain matters related to the Purchase Agreements. Unless specifically amended by this
(i) closing letter agreement or (ii) the First Letter Agreement, the Purchase Agreements remain unchanged and in full force and effect.

     Accordingly, Purchaser and Sellers, each intending to be legally bound, agree as follows:

I.   CTSI Stock Purchase Agreement
     -----------------------------

     For purposes of this Section I, reference is made to the CTSI Stock Purchase Agreement and terms not otherwise defined under this Section I shall have the meaning ascribed thereto in the CTSI Stock Purchase Agreement.

     1.     Closing  Date.   The  Closing Date for the transactions contemplated
            -------------
by the CTSI Stock Purchase Agreement shall be effective as of August 15, 2006 (the "Closing Date").

     2.     Closing  Date Payment Notwithstanding anything contained in Sections
            ---------------------
2.02, 2.03, or 2.04 of the CTSI Stock Purchase Agreement to the contrary, the parties acknowledge and agree that the Purchase Price Cash Component to be paid on the Closing Date shall be an amount equal to five million dollars ($5,000,000) in cash (the "CTSI Closing Cash Deposit"), which payment shall be non-refundable. The balance of the Purchase Price Cash Component payable to Seller at Closing under the CTSI Stock

Purchase Agreement shall be payable by the issuance to Seller of a promissory note from Charys Holding Company, Inc. ("Charys") and Purchaser in the form of Exhibit A attached hereto (the "CTSI Closing Note"), subject to the adjustment
----------
set forth in Paragraph 4 herein. The CTSI Closing Note shall be paid in full, and the Parent Common Stock due under Section 2.04 of the CTSI Stock Purchase Agreement, shall be delivered to Seller, when Purchaser obtains third party financing sufficient to satisfy the full amount due under the CTSI Closing Note, which in no event shall be later than September 30, 2006 (the "Closing Notes Payment Date"); provided, however, should Purchaser fail to obtain third party
                  --------  -------
financing sufficient to satisfy the full amount due under the CTSI Closing Note by the Closing Notes Payment Date, Purchaser shall have the right to extend the Closing Notes Payment Date for up to two (2) consecutive periods of thirty (30) days each (each 30-day period an "Extension Period" and, in the aggregate, the "Extension Periods"), subject to a payment, upon exercise, of $725,000 to Seller as consideration for each Extension Period exercised by Purchaser. Any such extension payment shall be nonrefundable and in addition to the Purchase Price contemplated by the CTSI Stock Purchase Agreement. If Purchaser exercises its right to effect one or more Extension Period(s), the Closing Notes Payment Date shall be deemed to have extended to the end of such Extension Period(s).

     3.     Accrued  Bonus  Payment to CTSI Employees.  Notwithstanding anything
            -----------------------------------------
contained in Section 2.05 of the CTSI Stock Purchase Agreement to the contrary and subject to the terms above, the parties acknowledge and agree that the amounts payable to the individuals set forth on Schedule 2.05 to the CTSI Stock
                                                 -------------
Purchase Agreement shall be delivered on the Closing Notes Payment Date to CTSI by Charys or Purchaser, and paid by CTSI within five (5) days following the Closing Notes Payment Date.

     4.     Post-Closing  Liabilities  Adjustment.  Seller agrees that Purchaser
            -------------------------------------
shall have the right to reduce the amount payable under the CTSI Closing Note to the extent (i) obligations paid or otherwise satisfied by Purchaser are not reflected in the Estimated Working Capital Adjustment pursuant to Section 2.03 of the CTSI Stock Purchase Agreement, (ii) are indemnifiable Purchaser Losses under Section 10.01 of the CTSI Stock Purchase Agreement, or (iii) are not reflected on Schedule 4.08, Schedule 4.11, or Schedule 6.11. Any such reduction
             -------------  -------------     -------------
of  the  CTSI Closing Note shall constitute an adjustment to the Purchase Price.

     5.     Waiver  of  Certain  Closing  Conditions.   Notwithstanding anything
            ----------------------------------------
contained in Section 9.08 of the CTSI Stock Purchase Agreement to the contrary, the parties acknowledge and agree that the obligation of the parties in connection therewith shall be waived on the Closing Date, but acknowledge and agree that such obligation shall have been performed prior to the Closing Notes Payment Date; provided, however, the parties acknowledge and agree that Carrol
                --------  -------
Castille's employment and noncompetition agreement (the "Carrol Castille Employment Agreement") shall be executed contemporaneously herewith and be deemed effective as of the Closing Date. The parties further agree that the Carrol Castille Employment and Noncompetition Agreement, at the election of Carrol Castille, shall be deemed null and void in the event the CTSI Closing
Note  is  not  satisfied  by  the  Closing  Notes  Payment  Date.

     6.     Pre-Closing  Notes Payment Date Operations of CTSI.  CTSI shall not:
            --------------------------------------------------
(i) make any expenditures beyond the normal operating expenses from the Closing Date until the CTSI Closing Note is paid in full to Seller; and (ii) during that period it shall not:

          A. Make any declaration, set aside or payment of any dividends or other distributions of assets (whether in cash, stock or property);

          B. Cause any material adverse change in its working capital assets, liabilities, financial condition, business prospects or relationships with any suppliers or customers;

          C. Incur, assume or guarantee any liability or obligation other than in the ordinary course of business;

          D. Pay, discharge, satisfy or renew any claim, liability or obligation other than in the ordinary course of business;

          E. Cause any of its assets to be subject to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind;

          F. Cancel or forgive any indebtedness or otherwise waive any material claims or rights;

          G. Sell, transfer or otherwise dispose of any of its assets except in the ordinary course of business;

          H. Make any single capital expenditure investment in excess of $5,000.00;

          I. Manage the working capital components, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion consistent with past practice;

          J. Pay, loan, advance, sell, transfer or lease any assets to any employee, except for normal compensation involving salary and benefits;

          K. Issue or sell any of its capital stock or issue any warrant, option or other right to purchase shares of its capital stock or any securities convertible into its capital stock;

          L. Enter into any material commitment or transaction other than in the ordinary course of business, affecting the business; or

          M. Agree in writing, or otherwise, to take any action described in this section.

Sellers shall have the right to seek immediate injunctive relief in any court of competent jurisdiction without posting a bond or other security if CTSI breaches any of the foregoing restrictions. Notwithstanding the foregoing, CTSI may, for the purpose of obtaining financing sufficient to consummate the transactions contemplated herein and under the Purchase Agreements, enter into any agreement(s) in connection with such financing requiring it to do any of the acts contemplated under items C, E, and G above; provided, however, no pledge or
                                                 --------  -------
conveyance of any of CTSI's assets or any obligation incurred by Purchaser set forth in Items A through M above shall have any effect on the assets of CTSI prior to the receipt of the financing and the payment of the outstanding balance under the CTSI Closing Note.

     7. Seller hereby releases the signature pages held in escrow by Purchaser's counsel and delivered on May 25, 2006 to each of the following documents executed in connection with the CTSI Stock Purchase Agreement: (i) non-competition agreements of Seller; (ii) employment and non-competition agreement of Carrol Castille; and (iii) the Promissory Note in connection with the CTSI Stock Purchase Agreement.

II.  MSAI  Stock  Purchase  Agreement
     --------------------------------

     For purposes of this Section II, reference is made to the MSAI Stock Purchase Agreement and terms not otherwise defined under this Section II shall have the meaning ascribed thereto in the MSAI Stock Purchase Agreement.

     1.     Closing Date.   The date for closing the transactions contemplated
            ------------
by the MSAI Stock Purchase Agreement shall be the Closing Date.

     2.     Closing  Date Payment Notwithstanding anything contained in Sections
            ---------------------
2.02, 2.03, or 2.04 of the MSAI Stock Purchase Agreement to the contrary, the parties acknowledge and agree that the Purchase Price Cash Component to be paid on the Closing Date shall be an amount equal to two million dollars ($2,000,000) in cash (the "MSAI Closing Cash Deposit"), which payment shall be non-refundable. The balance of the Purchase Price Cash Component payable to Seller at Closing under the MSAI Stock Purchase Agreement, and the full amounts payable under the Goodwill Purchase Agreement and Noncompetition Agreement, shall be payable by the issuance to Seller of a single promissory note from Charys and Purchaser in the form of Exhibit A attached hereto (the "MSAI Closing
                                    ---------
Note"),  subject  to  the  adjustment set forth in Paragraph 4 herein.  The MSAI
Closing  Note  shall  be  paid  in  full,  and the Parent Common Stock due under
Section 2.04 of the MSAI Stock Purchase Agreement, shall be delivered to Seller on or before the Closing Notes Payment Date; provided, however, should Purchaser
                                             --------  -------
fail to obtain third party financing sufficient to satisfy the full amount due under the MSAI Closing Note by the Closing Notes Payment Date, Purchaser shall have the right to extend the Closing Notes Payment Date for up to two (2) consecutive periods of thirty (30) days each (each 30-day period an "Extension Period" and, in the aggregate, the "Extension Periods"), subject to a payment, upon exercise, of $275,000 to Seller as consideration for each Extension Period exercised by Purchaser. Any such extension payment shall be nonrefundable and in addition to the Purchase Price contemplated by the MSAI Stock Purchase Agreement. If Purchaser exercises its right to effect one or more Extension Period(s), the Closing Notes Payment Date shall be deemed to have extended to the end of such Extension Period(s).

     3.     MSAI  Contractors  Payment.  Notwithstanding  anything  contained in
            --------------------------
Section 2.02(b) of the MSAI Stock Purchase Agreement to the contrary and subject to the terms above, the parties acknowledge and agree that the $787,500 cash payment due to the MSAI Contractors shall be delivered on the Closing Notes Payment Date to MSAI by Charys or Purchaser, and paid in full by MSAI to those persons within five (5) days following the Closing Notes Payment Date in the amounts set forth on Schedule 2.02 to the MSAI Stock Purchase Agreement.
                         --------------

     4.     Post-Closing  Liabilities  Adjustment.  Seller agrees that Purchaser
            -------------------------------------
shall have the right to reduce the amount payable under the MSAI Closing Note to the extent (i) any obligations paid or otherwise satisfied by Purchaser are not reflected in the Estimated Working Capital Adjustment pursuant to Section 2.03 of the MSAI Stock Purchase Agreement, or (ii) are indemnifiable Purchaser Losses under Section 10.01 of the MSAI Stock Purchase Agreement. Any such reduction of the MSAI Closing Note shall constitute an adjustment to the Purchase Price.

     5.     Employment  Agreements.  The parties acknowledge and agree that Lori
            ----------------------
Mitchell's and Matthew Mitchell's employment and noncompetition agreements (the "MSAI Employment and Noncompetition Agreements") shall be executed contemporaneously herewith and be deemed effective as of the Closing Date. The parties further agree that MSAI Employment and Noncompetition Agreements, at the election of Lori Mitchell and Matt Mitchell, shall be deemed null and void in the event the MSAI Closing Note is not satisfied by the Closing Notes Payment Date.

     6.     Pre-Closing  Notes Payment Date Operations of MSAI.  MSAI shall not:
            --------------------------------------------------
(i) make any expenditures beyond the normal operating expenses from the Closing Date until the MSAI Closing Note is paid in full to Seller; and (ii) during that period it shall not:

            A. Make any declaration, set aside or payment of any dividends or other distributions of assets (whether in cash, stock or property);

            B. Cause any material adverse change in its working capital assets, liabilities, financial condition, business prospects or relationships with any suppliers or customers;

            C. Incur, assume or guarantee any liability or obligation other than in the ordinary course of business;

            D. Pay, discharge, satisfy or renew any claim, liability or obligation other than in the ordinary course of business;

            E. Cause any of its assets to be subject to any mortgage, lien, security interest, restriction, charge or other encumbrance of any kind;

            F. Cancel or forgive any indebtedness or otherwise waive any material claims or rights;

            G. Sell, transfer or otherwise dispose of any of its assets except in the ordinary course of business;

            H. Make any single capital expenditure investment in excess of $5,000.00;

            I. Manage the working capital components, including cash, receivables, other current assets, trade payables and other current liabilities in a fashion consistent with past practice;

            J. Pay, loan, advance, sell, transfer or lease any assets to any employee, except for normal compensation involving salary and benefits;

            K. Issue or sell any of its capital stock or issue any warrant, option or other right to purchase shares of its capital stock or any securities convertible into its capital stock;

            L. Enter into any material commitment or transaction other than in the ordinary course of business, affecting the business; or

            M. Agree in writing, or otherwise, to take any action described in this section.

Sellers shall have the right to seek immediate injunctive relief in any court of competent jurisdiction without posting a bond or other security if MSAI breaches any of the foregoing restrictions. Notwithstanding the foregoing, MSAI may, for the purpose of obtaining financing sufficient to consummate the transactions contemplated herein and under the Purchase Agreements, enter into any agreement(s) in connection with such financing requiring it to do any of the acts contemplated under items C, E, and G above; provided, however, no pledge or
                                                 --------  -------
conveyance of any of MSAI's assets or any obligation incurred by Purchaser set forth in Items A through M above shall have any effect on the assets of MSAI prior to the receipt of the financing and the payment of the outstanding balance under the MSAI Closing Note.

     7. Seller hereby releases the signature pages held in escrow by Purchaser's counsel and delivered on May 25, 2006 to each of the following documents executed in connection with the MSAI Stock Purchase Agreement: (i) employment and non-competition agreements of Sellers; (ii) Goodwill Purchase Agreement; (iii) the promissory note in connection with the Goodwill Purchase Agreement; (iv) the Promissory Note; and (iii) the Promissory Note in connection with the MSAI Stock Purchase Agreement.

III. General
     -------

     If you are in agreement with the foregoing, please so indicate by signing below. Except as expressly modified by this letter agreement, the Purchase Agreements shall remain in full force and effect on the terms and conditions set forth therein.

     Sellers further acknowledge and agree that Sellers have carefully read this closing letter agreement, that Sellers have consulted with Sellers' legal counsel to the extent Sellers have wished to do so, and that Sellers understand the terms and conditions of the Purchase Agreements and amendments to such Purchase Agreements contained herein.

     This  closing  letter  agreement  may  be  executed  in  counterparts.


                         [SIGNATURES ON FOLLOWING PAGE]

                                   Sincerely,

                                   AYIN HOLDING COMPANY INC.,
                                   as Purchaser


                                   By:
                                      -------------------------
                                      Jimmy Taylor, President


                                   CHARYS HOLDING COMPANY, INC.,
                                   as Parent


                                   By:
                                      -------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


Agreed and Accepted this August 15, 2006:

--------------------------------------------------------------------------------

COMPLETE TOWER SOURCES, INC.       CTSI SELLER:


                                   ---------------------------------------------
By:                                Lori H. Mitchell
   -------------------------
Name:
     -----------------------
Title:
      ----------------------


MITCHELL SITE ACQ., INC.           MSAI SELLER:


                                   ---------------------------------------------
By:                                Matthew B. Mitchell
   -------------------------
Name:
     -----------------------
Title:
      ----------------------

--------------------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------

                           CTSI AND MSAI CLOSING NOTES

See attached.